EXHIBIT 10.58




                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is dated as of July 31, 2003, and is entered into by and between CapEx, L.P., a Delaware limited partnership ("CapEx"), in its capacity as agent (in such capacity "Secured Party") for itself and D. H. Blair Investment Banking Corp., a New York corporation ("DHB"), pursuant to a Debenture Purchase and Amendment Agreement dated July 31, 2003 (the "Purchase and Amendment Agreement") between CapEx, DHB and The Neptune Society, Inc., a Florida corporation ("Society"), and Trident Society, Inc., a California corporation ("Grantor").

     In order to secure the payment and performance by Grantor to Secured Party of all Obligations Grantor hereby agrees with Secured Party as follows:

     1. Definitions. Whenever used herein the following terms shall have the following meanings:

          (a) "Debentures" means the Amended and Restated Debentures issued by Grantor pursuant to that Debenture and Warrant Purchase Agreement by and among Grantor, CapEx, L.P. and DHB dated November 24, 1999, the Debenture and Warrant Amendment Agreement by and among Grantor, CapEx, L.P., and DHB dated effective December 31, 2001, and the Debenture Purchase and Amendment Agreement by and among Grantor, CapEx, L.P., and DHB dated July 31, 2003.

          (b) "Guarantee" shall mean the guarantee of even date herewith by Grantor to and in favor of Secured Party of Society's obligations under the Debentures.

          (c) "Obligations" shall mean any and all indebtedness, obligations and liabilities from time to time owing by Grantor to Secured Party, including without limitation under the Debentures and the Guarantee.

     2. Grant of Security. Grantor hereby assign and pledges to Secured Party and hereby irrevocably grants to Secured Party a continuing security interest in and mortgage of copyright on the collateral set forth in Exhibit A attached hereto and by this reference incorporated herein (the "Collateral") and the proceeds thereof.

     3. Representations and Warranties. Grantor represents and warrants as follows:

          (a) The principal place of business and principal executive office where Grantor keeps its records concerning the Collateral are located in Los Angeles, California.

          (b) Between the date of execution of this Agreement and the time of perfecting the security interest herein, Grantor will not cause any effective financing statement or mortgage of copyright or other instrument similar in effect covering all or any part of the Collateral to be filed in any recording office, except such as may have been filed in favor of Secured Party relating to this Agreement or as permitted under the terms of the Debentures.

          (c) This Agreement creates and grants to Secured Party (upon filing of requisite financing statements) a valid and perfected security interest in the Collateral, securing the full and prompt payment and performance of all the Obligations.

          (d) As of the date of this Agreement, Grantor is a California corporation, duly organized, validly existing and in good standing. The name of Grantor is as set forth on the signature page hereto. Grantor shall not change its name, conduct its business in any other names or take title to the Collateral in any other name while this Agreement remains in effect without giving Secured Party sixty (60) days prior notice. Grantor has never had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto.

          (e) Grantor has full power and authority to execute, deliver and perform its obligations under this Agreement, and the persons who sign this Agreement on behalf of Grantor are duly authorized to bind Grantor to the terms hereof.

          (f) This Agreement and the transactions contemplated therein are duly authorized, executed and delivered, and constitute valid and binding obligations of Grantor enforceable against Grantor in accordance with their terms.

          (g) This Agreement and the transactions contemplated therein do not conflict with and will not cause acceleration of any other agreement by which Grantor or its assets are bound.

          (h) Grantor understands that the representations set forth in this section form a material basis of Secured Party's decision to accept this Agreement. Grantor represents, warrants and covenants that it shall not take any action which directly or indirectly circumvents the representations set forth herein. Grantor shall provide to Secured Party as promptly as possible, upon receipt of a written request from Secured Party, financial information about it as prepared by Grantor in the ordinary course.

     4. Further Assurances.

          (a) Grantor agrees to execute and deliver to Secured Party UCC-1 national financing statements, suitable for filing in any states, counties or other places where Grantor resides or in which the Collateral is found, and such other documents as may reasonably be requested by Secured Party to perfect the security interests granted herein.

          (b) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
Without limiting the generality of the foregoing, Grantor will (i) at the request of Secured Party, mark conspicuously the Collateral and its records pertaining thereto, with a legend, in form and substance satisfactory to Secured Party, indicating that the Collateral is subject to the security interest granted hereby; and (ii) execute such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, including without limitation, mortgages, liens or other instruments evidencing the security interest of Secured Party hereunder in the present or future trademarks, service marks, copyrights or other intellectual property rights of Grantors.

          (c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request, all in reasonable detail, and Grantor hereby agrees that Secured Party or Secured Party's agents may enter upon Grantor's premises at any reasonable time and from time to time for the purpose of inspecting the Collateral and records pertaining thereto.

          (d) Without giving Secured Party at least sixty (60) days prior notice, Grantor will not (i) make any change in its corporate name, or (ii) conduct its business operations under any fictitious business name or trade name not set forth in Subsection 3(d), or (iii) move the principal place of business, principal executive office of Grantor or the office where Grantor keeps its records concerning the Collateral.

          (e) Grantor shall not make any disposition of the Collateral.

     5. Maintenance of Collateral and Related Matters. Grantor shall:

          (a) Keep all physical items of the Collateral at the place therefor specified in Subsection 3(a) or, upon sixty (60) days prior notice to Secured Party, at such other places in jurisdictions where all action required by
Section 4 shall have been taken with respect to the Collateral.

          (b) Comply with all laws, statutes, rules and regulations governing or relating to the Grantor and cause the Collateral to be maintained and preserved in the same condition, repair and working order as when acquired (other than repairs or refurbishing by Grantors), ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Grantors shall promptly furnish to Secured Party a statement respecting any loss or damage to any of the Collateral.

          (c) Pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Collateral.

          (d) Maintain, at its own expense, insurance against loss or damage to the Collateral (including liability insurance) in such amounts, against such risks, in such form, and with such insurers, as shall be satisfactory to Secured Party from time to time.

          (e) Keep moneys obtained from the sale of pre-need contracts in trust strictly in accordance with applicable statutes, rules and regulations unless an insurance contract is purchased for such contract in accordance with applicable statutes, rules and regulations.

          (f) Provide access to Secured Party to audit Grantor's books and records during business hours upon reasonable notice to Grantor.

          (g) Take good faith steps to protect and preserve all trade names and copyright included in the Collateral, including, without limitation, the enforcement of any claims for infringement.

          (h) Not enter into any license or other transfer of all trade names, servicemarks, trademarks or copyrights included in the Collateral, without the prior written consent of Secured Party which consent may be withheld at Secured Party's sole and absolute discretion provided that no such consent shall be required to enter into a license thereof to an affiliated entity controlling, controlled by or under common control with Grantor so long as the licensee thereunder remains so affiliated.

     6. [Intentionally Deleted]

     7. Events of Default. Any one or more of the following shall be an "Event of Default" hereunder, provided however, that in the case of an Event of Default under Sections 7(c) and 7(g), Grantor shall have the right to cure such default, provided further that such right of cure shall lapse on the date that is thirty
(30) days after the date the Secured Party delivers to Grantor written notice of such default:

          (a) There shall occur a Default Event under the Debentures or under the Guarantee.

          (b) Grantor shall breach in any material respect any term, provision, warranty or representation under the Obligations.

          (c) If Grantor should become insolvent; or should be unable to pay its debts as they mature; or should make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets, or should file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; or should file an answer admitting the jurisdiction of any court and the material allegations of an involuntary petition filed pursuant to any Act of Congress relating to bankruptcy or reorganization; or should join in any such petition for an adjudication or for a reorganization or other arrangement; or should become or be adjudicated a bankrupt; or should apply for or consent to the appointment of or consent that an order be made appointing any receiver or trustee for itself or for any of its properties, assets or business; or if an order should be entered pursuant to any Act of Congress relating to bankruptcy or reorganization; or if a receiver or a trustee should be appointed for all or a substantial part of its properties, assets or business.

          (d) If any warrant of attachment, execution or other writ shall be issued or levied upon any of the Collateral, and such attachment, execution or other writ shall remain undischarged and unstayed for a period in excess of thirty (30) days or Grantor shall fail to post (or cause to be posted) an indemnity bond for the maximum liability pursuant to any such attachment, execution or other writ.

          (e) Should any statements, schedules or other documents furnished by Grantor to Secured Party prove false or incorrect in any material respect.

          (f) Grantor shall voluntarily or involuntarily discontinue business.

          (g) Other than as the result of any action or omission of Secured Party, and subject to Section 2, there is a material impairment of the priority of Secured Party's security interest in the Collateral.

          (h) Should Grantor sell, transfer, assign or otherwise dispose of, in one or more transactions, (i) all or substantially all of its assets, or (ii) all or a substantial portion of the business operations of Grantor, or (b) the holders as of the date hereof of the beneficial interest in the issued and outstanding voting capital stock of Grantor shall transfer on either a nondiluted basis or on a fully diluted basis (assuming all instruments, securities or agreements which are convertible into, exchangeable for, or options or rights to purchase, voting capital stock of Grantor is immediately exercisable) an aggregate of 50.1% of the capital stock of the Grantor.

     8. Secured Party Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement.

     9. Secured Party May Perform. If Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses so incurred in connection therewith shall be payable by the Grantor under Section 13(b) hereof.

     10. Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in Secured Party's possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     11. Remedies. If any Event of Default shall have occurred and be continuing, without Grantor curing such default where permitted in Section 7:

          (a) Secured Party may, at its election, and as hereby authorized by Grantor, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Commercial Code of the State of California (or other applicable Uniform Commercial Code) (collectively, the "Code") (whether or not the Code applies to the affected Collateral) and also may:

               (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (ii) without notice or demand or legal process, enter upon any premises of Grantor and take possession of the Collateral; and

               (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least five days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase the Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

          (b) All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may only be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 13 hereof) in whole or in part by Secured Party against all or any part of the Obligations, as it sees fit. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all of the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) Secured Party may, at its election, and as hereby authorized by Grantor, require Grantor forthwith to account for and transmit to Secured Party in the same form as received all proceeds (other than physical property) of collection of accounts received by Grantor and, until so transmitted, to hold the same in trust for the Secured Party and not commingle such proceeds with any other funds of Grantor.

          (d) Secured Party may, at its election, and as hereby authorized by Grantor, ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Collateral.

          (e) Secured Party's rights and remedies under this Agreement shall be cumulative. Grantor hereby agrees that, subject to Section 7, all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that Secured Party elects to do any such act, Secured Party shall not be responsible to the Grantor under any circumstance. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any default on Grantor's part shall be deemed a continuing waiver. No delay by Secured Party in enforcing any right or remedy hereunder shall constitute a waiver, election or acquiescence by it.

     12. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13. Indemnity and Expenses.

          (a) Grantor agrees to defend, indemnify and hold harmless Secured Party from and against any and all claims, losses and liabilities arising out of, resulting from or relating to this Agreement, any of the Collateral, any of the Obligations secured thereby, or any of the transactions contemplated by this Agreement, except claims, losses or liabilities resulting from Secured Party's gross negligence or willful misconduct.

          (b) Grantor will upon demand pay to Secured Party (in the manner provided in Section 16 hereof) the amount of any and all expenses, including the reasonable fees and disbursements of counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Agreement and the transactions contemplated by the foregoing, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights under this Agreement and the transactions contemplated by the foregoing, or (iv) the failure by Grantors to perform or observe any of the provisions hereof.

     14. Notices. Any notice, request, demand or other communication provided for hereunder shall be in writing and shall be personally served, delivered by nationally recognized overnight courier, special next day delivery, or sent by United States mail certified delivery, or telecopied to the appropriate party at the address set forth below (or at any other address as may be designated by it in a written notice sent to the other party in accordance with this section) and shall be deemed to have been given, as applicable, when personally served, the next business day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt, or three (3) days after its deposit in the United States mail, certified delivery, with postage prepaid, or when telecopied (with mechanical confirmation). Any notice, request, demand, direction or other communication given by telecopier must be confirmed within forty-eight (48) hours by letter mailed or delivered to the appropriate party at its respective address. Unless otherwise designated by the appropriate party in a written notice sent to the other party in accordance with this section, notices shall be directed to the appropriate party at the following addresses:

          If to Grantor:

               Trident Society, Inc.
               4312 Woodman Avenue

               3rd Floor
               Sherman Oaks, California 91423

          If to the Secured Party:

               CapEx, L.P.
               518 Seventeenth Street, Suite 1700
               Denver, Colorado 80202
               Telecopier No. (303) 869-4644
               Telephone No. (303) 869-4700
               Attention:  Evan Zucker, Managing Partner

          with a copy to:

               Moye Giles LLP
               1225 Seventeenth Street, 29th floor
               Denver, Colorado 80202-5529
               Telecopier No. (303) 292-4510
               Telephone No. (303) 292-2900
               Attention: Edward D. White III, Esq.

     15. Continuing Security Interest; Transfer. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of all amounts owing under the Obligations and this Agreement (ii) be binding upon Grantor, its successors and assigns and (iii) inure to the benefit of Secured Party and its successors, transferees and permitted assigns. Upon the payment and satisfaction in full of all of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination, and return any Collateral in its possession.

     16. Manner of Payments. Secured Party shall provide Grantor with payment instructions, including bank accounts and wire transfer instructions, for any payments owed under the Obligations.

     17. Return of Payment. Grantor hereby agrees that if at any time all or any part of any payment theretofore paid by Grantor and applied by Secured Party under any of the Obligations is returned by Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or assignment for the benefit of creditors of Grantor) such Obligations, for the purpose of this Agreement, to the extent that such payment is returned, shall be deemed to have continued in existence, notwithstanding such application by Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Secured Party had not been made.

     18. General Provisions.

          (a) This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties. Grantor may not assign its rights and obligations under this Agreement to a third party, except upon the prior written consent of Secured Party, given or withheld in its sole and absolute discretion.

          (b) Section headings and section numbers have been set forth herein for convenience only.

          (c) In the event that any one or more of the provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation, such illegality or unenforceability shall not affect the validity and enforceability of the other provisions of this Agreement.

          (d) This Agreement and the documents provided hereunder constitute the entire agreement and understanding of the parties hereto with respect to the subject matter of this Agreement, and supersede all prior discussions, agreements and understandings between the parties with respect thereto.

          (e) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          (g) The failure of either party hereto to enforce at any time any of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce any such provisions.

          (h) No provision of this Agreement shall be construed against or interpreted to the disadvantage of either party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision. Unless otherwise defined herein, terms used in Division 9 of the Commercial Code of the State of California are used herein as therein defined.

          (i) Grantor waives demand, notice, protest, notice of acceptance of this Agreement or other action taken in reliance hereon and any and all other demands and notices of any description.

          (j) Grantor agrees that it shall deliver to Secured Party on or before the effective date of this Agreement evidence of corporate authority and due execution in form and substance reasonably acceptable to Secured Party.

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

THE NEPTUNE SOCIETY OF AMERICA           CAPEX, L.P.
                                         By:      RBP, LLC, its General Partner

By:                                      By:
      ------------------------------            -------------------------------
Name:                                    Name:  Evan Zucker
      ------------------------------
Title:                                   Title: Managing Member
      ------------------------------

                                    EXHIBIT A

                            DESCRIPTION OF COLLATERAL

     (a) All contracts, if any, whether now existing or hereafter entered into between Grantor, Neptune-Los Angeles, Ltd., Neptune-Santa Barbara, Ltd., Neptune-St. Petersburg, Ltd. and other "Neptune" entities heretofore established by Grantor or any of their affiliates, subsidiaries, or licensees, on the one hand, and individuals on the other hand, for the provision of cremation services at the time of death ("Neptune Pre-Need Contracts");

     (b) All funds paid by individuals pursuant to the Neptune Pre-Need Contracts including those funds required to be trusted;

     (c) All machinery, electrical and electronic components, equipment, fixtures, furniture, office machinery, computers, vehicles, boats, trailers, implements and other tangible personal property of every kind and description now owned or hereafter acquired by Grantor and all goods of like kind or type hereafter acquired by Grantors in substitution or replacement thereof, and all additions and accessions thereto (collectively hereinafter referred to as the "Equipment") and all rents, proceeds and products of the Equipment including, without limitation, the rights to insurance covering the Equipment;

     (d) The following personal property, whether now owned or hereafter acquired: (i) all inventions, processes, formulae, licenses, patents, patent rights, copyright, including the Neptune Society Information Book, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, logos, indicia, corporate and company names, business source or business identifiers and renewals and extensions thereof, domestic and foreign, whether now owned or hereafter acquired, and the accompanying goodwill; and (ii) the right (but not the obligation) to register claims under trademark or patent and to renew and extend such trademarks or patents and the right (but not the obligation) to sue in the name of Grantor or in the name of Secured Party for past, present or future infringement of trademark or patent; and

     (e) All cash and cash equivalents of Grantor and all drafts, checks, certificates of deposit, notes, bills of exchange and other writings which evidence a right to the payment of money and are not themselves security agreements or leases and are of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment whether now owned or hereafter acquired; and

     (f) To the extent not included in the items described in subsections (a) through (e) above, all accounts, contract rights, general intangibles, documents, instruments, chattel paper, goods, inventory and equipment (as such terms are defined in the California Commercial Code) now owned or hereafter acquired by Grantor, and the proceeds and products thereof.